EXHIBIT 99.4

EXECUTION VERSION

GUARANTY

FOR VALUE RECEIVED, the undersigned (jointly and severally) hereby (a) irrevocably, absolutely and unconditionally guarantee(s) to the payees and/or any subsequent owners or holders (each a “Lender” and, collectively, the “Lenders”) of (a) the Consolidated Promissory Note dated November 21, 2018, made by REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation with its principal place of business located at 177 Broad Street, 12th Floor, Stamford, Connecticut 06901 (“Parent”) in favor of ROBERT V. LAPENTA, SR., an individual with a business address at 177 Broad Street, 12th Floor, Stamford, Connecticut 06901, and Aston Capital, LLC, a Delaware limited liability company, in the aggregate principal amount of $38,407,968.88, (b) any other promissory note or other instrument from time to time made by Parent or one or more subsidiary of Parent in favor of any Lender and (c) each other promissory note or other instrument made by Parent or any subsidiary of Parent in favor of any Lender (each a “Note” and, collectively, the “Notes”) to which this Guaranty is attached, the punctual payment when due of all amounts payable under or in connection with the Notes, and any and all indebtedness evidenced thereby, in accordance with the terms and conditions thereof, and (b) agree(s) to pay any and all expenses (including counsel fees and other charges) incurred by any Lender in enforcing its rights under this Guaranty. This is a guaranty of payment, not of collection. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment on any Note is rescinded or must otherwise be returned by the Lenders upon the insolvency, bankruptcy or reorganization of Parent or any subsidiary of Parent or otherwise, all as though such payment had not been made.

The liability of the undersigned under this Guaranty shall be irrevocable, absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Note or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, any Note, or any other amendment or waiver of, or any consent to departure from, any Note; (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty of any Note; or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Parent (or any of them under the Note) or a guarantor.

The undersigned hereby waive(s) (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any obligation by the Parent; (iii) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of any Note or of the obligations of the undersigned hereunder, the omission of or delay in which, but for the provisions of this paragraph, might constitute grounds for relieving the undersigned of any of the obligations hereunder; and (iv) any requirement that any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Parent, any subsidiary of Parent or any other Person. In addition, the undersigned hereby waive(s) any claim, right or remedy against the Parent arising from the performance by the undersigned hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution or indemnification against the Parent, whether arising in equity, under contract, by statute, under common law or otherwise.

As security for the performance of the obligations under this Guaranty, the undersigned grant(s) to the Aston Capital, as collateral agent for the Lenders, a lien of, and a security interest in, any and all property of the undersigned that may from time to time be delivered or transferred to, or deposited in or credited to an account with, the Lenders.

THIS GUARANTY IS SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT BY ROBERT V. LAPENTA AND ASTON CAPITAL, LLC IN FAVOR OF BANK OF AMERICA, N.A., DATED NOVEMBER 21, 2018

Without limiting the right of the Lenders to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to the Notes, this Guaranty or any indebtedness evidenced thereby, respectively (an “Action”), in the courts of other jurisdictions, the undersigned hereby (i) irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in New York City in any Action, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an Action may be heard and determined in such New York State or Federal court. The undersigned and the Lenders (by their acceptance hereof) mutually waive any right to trial by jury in any Action.

Dated:   November 21, 2018

Guarantors:

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

TRI-STATE LED DE, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

VALUE LIGHTING, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James DePalma
Name: James DePalma
Title: President

ENERGY SOURCE, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: Secretary & Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James DePalma
Name: James DePalma
Title: President

SEESMART, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

TNT ENERGY, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: Sole Manager

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President of the Sole Manager

BREAK ONE NINE, INC.

By:	/s/ James DePalma
Name: James DePalma
Title: President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James DePalma
Name: James DePalma
Title: Secretary & Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: Sole Manager